UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2016

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	47-4908760 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2016, The Men’s Wearhouse, Inc., a Texas corporation (“Men’s Wearhouse”) reorganized into a holding company structure (the “Reorganization”) pursuant to a merger agreement (the “Merger Agreement”), dated as of January 26, 2016, by and among Men’s Wearhouse, Tailored Brands, Inc. (“Tailored Brands”), a Texas corporation and a direct, wholly owned subsidiary of Men’s Wearhouse, and Holdco Merger Sub, Inc. (“Merger Sub”), a Texas corporation and a direct, wholly owned subsidiary of Tailored Brands, pursuant to and in accordance with Section 10.005 of Texas Business Organizations Code (the “TBOC”).

As provided for in the Merger Agreement, Merger Sub merged with and into Men’s Wearhouse, with Men’s Wearhouse continuing as the surviving corporation and as a wholly-owned subsidiary of Tailored Brands (the “Merger”).  Pursuant to the Merger Agreement, the Merger was effective as of 12:01 a.m., Central Standard Time, on January 31, 2016, (the “Effective Time”).  In accordance with Section 10.005 of the TBOC, shareholder approval was not required for the Merger.

At the Effective Time, each issued and outstanding share of common stock, par value $0.01, of Men’s Wearhouse was automatically converted into one share of common stock, par value $0.01, of Tailored Brands, having the same designations, preferences, limitations, and relative rights and corresponding obligations in respect of the shares of common stock as the shares of common stock of Men’s Wearhouse.  The conversion of the shares of Men’s Wearhouse in the Merger occurred without an exchange of shares. Accordingly, certificates formerly representing outstanding shares of common stock of Men’s Wearhouse are deemed to represent the same number of shares of common stock of Tailored Brands.  Further, as part of the Reorganization, Men’s Wearhouse’s treasury shares were canceled.  In addition, pursuant to the terms of the Merger Agreement, each share of restricted stock or other equity-based award related to Men’s Wearhouse outstanding immediately prior to the Effective Time (the “Awards”) whether or not then exercisable will be assumed by Tailored Brands.  The Awards will continue to have, and be subject to, the same terms and conditions except that the Awards will be exercisable (or will become exercisable in accordance with its terms) for, or shall be denominated with reference to, that number of shares of Tailored Brands common stock equal to the number of shares of Men’s Wearhouse common stock subject to such Awards.

Except as provided by the TBOC, Tailored Brands’ certificate of formation and bylaws immediately following the Merger contain provisions substantively identical to the Amended and Restated Certificate of Incorporation and Sixth Amended and Restated Bylaws of Men’s Wearhouse immediately preceding the Merger. The directors and executive officers of Tailored Brands following the Merger are the same individuals who were directors and executive officers, respectively, of Men’s Wearhouse immediately prior to the Merger.

Upon completion of the Reorganization, Tailored Brands replaced Men’s Wearhouse as the publicly held corporation.  Tailored Brands’ common stock will trade on the New York Stock Exchange (“NYSE”) under the trading symbol TLRD.

In connection with the Reorganization, Tailored Brands assumed and agreed to perform all of Men’s Wearhouse’s obligations under the 1996 Long-Term Incentive Plan, the Non-Employee

Director Stock Option Plan, the Employee Stock Discount Plan and  the 2004 Long-Term Incentive Plan, as amended and restated (together, the “Equity Plans”).  In addition, Tailored Brands became a guarantor of Men’s Wearhouse’s obligations under the Credit Agreement and the Notes, each as described in Item 2.03, which descriptions are incorporated in this Item 1.01 by reference.

In connection with the Reorganization and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Tailored Brands is the successor registrant to Men’s Wearhouse and has succeeded to the attributes of Men’s Wearhouse as the registrant, including Men’s Wearhouse’s commission file number (1-16097).  Tailored Brands common stock is deemed to be registered under Section 12(b) of the Exchange Act, and Tailored Brands is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the Securities and Exchange Commission (the “SEC”) using Men’s Wearhouse’s commission file number.  Tailored Brands hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

The foregoing description of the Merger Agreement is qualified in its entirety by this reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Reorganization, on January 29, 2016, Tailored Brands entered Supplement No. 2 to Guarantee and Collateral Agreement and Supplement No. 2 to ABL Pledge and Security Agreement (the “Supplements”), pursuant to which Tailored Brands and Tailored Shared Services, LLC, a direct wholly owned subsidiary of Men’s Wearhouse (“Shared Services”), each became a guarantor of Men’s Wearhouse’s obligations and indebtedness, as of the Effective Time, under the term loan credit agreement (the “Term Facility”) and the asset-based revolving credit agreement (the “ABL Facility”), dated June 18, 2014 (as amended from time to time, the “2014 Credit Facilities”).

The foregoing description of the Supplements is qualified in its entirety by reference to the full text of the Supplements, which are attached hereto as Exhibits 4.1 and 4.2 and are incorporated herein by reference.

In connection with the Reorganization, on January 29, 2016, Tailored Brands entered into a Second Supplemental Indenture (the “Supplemental Indenture”) to that certain Indenture, dated as of June 18, 2014, by and among Men’s Wearhouse, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and the guarantors party thereto (as supplemented from time to time, the “Indenture”), relating to Men’s Wearhouse’s $600 million aggregate principal amount of 7% Senior Notes due 2022 (the “Notes”). The Supplemental Indenture was entered into by and among Men’s Wearhouse, Tailored Brands, Shared Services and the Trustee. Pursuant to the Supplemental Indenture, as of the Effective Time, Tailored Brands and Shared Services has each provided an unconditional, unsecured guarantee of the Notes.

The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

The terms of the 2014 Credit Facilities and amendments thereto and the terms of the Notes have been previously reported by Men’s Wearhouse in filings with the SEC.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.  In connection with the Merger, as of February 1, 2016, the shares of common stock of Tailored Brands will commence trading on the NYSE under the symbol “TLRD”.  As a result of the Merger, Men’s Wearhouse’s common shares, which previously traded on the NYSE under the symbol “MW” are deemed to no longer be publicly traded.

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated in this Item 3.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, each of the executive officers and directors of Men’s Wearhouse immediately prior to the Merger had been appointed to the same position(s) with Tailored Brands and will hold such positions until their respective successors are duly elected or appointed and qualified, or until earlier of their death, resignation or removal.

In connection with the Reorganization, Tailored Brands assumed and agreed to perform all of Men’s Wearhouse’s obligations under the Equity Plans, including those in which its named executive officers and other officers may participate.  The Assumption Agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

In addition, in connection with the Reorganization, Men’s Wearhouse assigned to Tailored Brands the existing employment agreements with Douglas S. Ewert, Chief Executive Officer, Jon W. Kimmins, Chief Financial Officer and Bruce K. Thorn, Chief Operating Officer, of Men’s Wearhouse.  The Assignment Agreements are attached hereto as Exhibits 10.3, 10.4 and 10.5 and are incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Except as provided by the TBOC, Tailored Brands’ certificate of formation and bylaws immediately following the Merger contain provisions substantively identical to the Amended and Restated Certificate of Incorporation and Sixth Amended and Restated Bylaws of Men’s Wearhouse immediately preceding the Merger.  Each share of common stock of Tailored Brands has the same designations, preferences, limitations, and relative rights and corresponding obligations in respect of the shares of common stock as the shares of common stock of Men’s Wearhouse.  The Certificate of Formation and Bylaws of Tailored Brands are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference into this Item 5.03.

Item 8.01 Other Events

On January 29, 2016, Men’s Wearhouse issued a press release announcing the Reorganization.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibits are included in this Form 8-K:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of January 26, 2016, among The Men’s Wearhouse, Inc., Tailored Brands, Inc., and HoldCo Merger Sub, Inc.

3.1	Certificate of Formation for Tailored Brands, Inc.

3.2	Bylaws of Tailored Brands, Inc.

4.1

Supplement No. 2 to Guarantee and Collateral Agreement, dated as of January 29, 2016, among The Men’s Wearhouse, Inc., Tailored Brands, Inc., and Tailored Shared Services, LLC and   JPMorgan Chase Bank, N.A., as administrative agent.

4.2

Supplement No. 2 to ABL Pledge and Security Agreement, dated as of January 29, 2016, among The Men’s Wearhouse, Inc., Tailored Brands, Inc., and Tailored Shared Services, LLC and   JPMorgan Chase Bank, N.A., as administrative agent.

4.3

Second Supplemental Indenture relating to the Notes, dated as of January 29, 2016, among The Men’s Wearhouse, Inc., Tailored Brands, Inc., Tailored Shared Services, LLC and The Bank of New York Mellon Trust Company, N.A, as trustee.

10.1	Agreement for Adoption and Assumption of The Men’s Wearhouse, Inc. Equity Incentive Plans, between The Men’s Wearhouse, Inc. and Tailored Brands, Inc., effective as of January 31, 2016.

10.2	Agreement for Adoption and Assumption of The Men’s Wearhouse, Inc. Employee Stock Discount Plan, between The Men’s Wearhouse, Inc. and Tailored Brands, Inc., effective as of January 31, 2016.

10.3	Assignment and Amendment of Employment Agreement for Douglas S. Ewert, between The Men’s Wearhouse, Inc. and Tailored Brands, Inc., effective as of January 31, 2016.

10.4	Assignment and Amendment of Employment Agreement for Jon W. Kimmins, between The Men’s Wearhouse, Inc. and Tailored Brands, Inc., effective as of January 31, 2016.

10.5	Assignment and Amendment of Employment Agreement for Bruce K. Thorn, between The Men’s Wearhouse, Inc. and Tailored Brands, Inc., effective as of January 31, 2016.

99.1	Press Release of Men’s Wearhouse.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      February 1, 2016

TAILORED BRANDS, INC.

By:	/s/ Brian T. Vaclavik
Brian T. Vaclavik
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of January 26, 2016, among The Men’s Wearhouse, Inc., Tailored Brands, Inc., and HoldCo Merger Sub, Inc.

3.1	Certificate of Formation for Tailored Brands, Inc.

3.2	Bylaws of Tailored Brands, Inc.

4.1

Supplement No. 2 to Guarantee and Collateral Agreement, dated as of January 29, 2016, among The Men’s Wearhouse, Inc., Tailored Brands, Inc., and Tailored Shared Services, LLC and   JPMorgan Chase Bank, N.A., as administrative agent.

4.2

Supplement No. 2 to ABL Pledge and Security Agreement, dated as of January 29, 2016, among The Men’s Wearhouse, Inc., Tailored Brands, Inc., and Tailored Shared Services, LLC and   JPMorgan Chase Bank, N.A., as administrative agent.

4.3

Second Supplemental Indenture relating to the Notes, dated as of January 29, 2016, among The Men’s Wearhouse, Inc., Tailored Brands, Inc., Tailored Shared Services, LLC and The Bank of New York Mellon Trust Company, N.A, as trustee.

10.1	Agreement for Adoption and Assumption of The Men’s Wearhouse, Inc. Equity Incentive Plans, between The Men’s Wearhouse, Inc. and Tailored Brands, Inc., effective as of January 31, 2016.

10.2	Agreement for Adoption and Assumption of The Men’s Wearhouse, Inc. Employee Stock Discount Plan, between The Men’s Wearhouse, Inc. and Tailored Brands, Inc., effective as of January 31, 2016.

10.3	Assignment and Amendment of Employment Agreement for Douglas S. Ewert, between The Men’s Wearhouse, Inc. and Tailored Brands, Inc., effective as of January 31, 2016.

10.4	Assignment and Amendment of Employment Agreement for Jon W. Kimmins, between The Men’s Wearhouse, Inc. and Tailored Brands, Inc., effective as of January 31, 2016.

10.5	Assignment and Amendment of Employment Agreement for Bruce K. Thorn, between The Men’s Wearhouse, Inc. and Tailored Brands, Inc., effective as of January 31, 2016.

99.1	Press Release of Men’s Wearhouse.